Note 2 - Significant Accounting Policies and Recent Accounting Pronouncements - Reconciliation of Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Cash and cash equivalents	$ 704,633	$ 745,544	$ 718,049
Restricted cash - current portion	18,145	10,645	9,768
Restricted cash - non-current portion	55,158	69,015	83,741
Total cash, cash equivalents and restricted cash	$ 777,936	$ 825,204	$ 811,558